UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 21, 2017

Cole Office & Industrial REIT (CCIT III), Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	333-209128 (1933 Act)	47-0983661
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2325 East Camelback Road, Suite 1100, Phoenix, Arizona 85016
(Address of principal executive offices)
(Zip Code)

(602) 778-8700
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☒

Item 1.01	Entry into a Material Definitive Agreement.
On June 23, 2017, Cole Office & Industrial REIT (CCIT III), Inc. (the “Company”) entered into the First Amendment to the Advisory Agreement (the “Amendment”) with Cole Corporate Income Advisors III, LLC, the Company’s affiliated external advisor (“CCI III Advisors”). The Amendment amends the Advisory Agreement dated September 22, 2016 between the Company and CCI III Advisors (the “Advisory Agreement”) to conform the definition of average invested assets with the Company’s charter amendment that was approved at the 2017 Annual Meeting of Stockholders (the “Annual Meeting”), as further described below, and provides that CCI III Advisors’ advisory fee, payable in consideration for the day-to-day management of the Company, will be paid monthly based upon the Company’s average asset value, which will be determined using the value of the Company’s assets invested, directly or indirectly, in equity interests in and loans secured by real estate as determined by the Company’s board of directors. The Amendment has been approved by a majority of the Company’s board of directors (including a majority of the independent directors) as being fair and reasonable to the Company and on terms and conditions not less favorable to the Company than those available from unaffiliated third parties.
The foregoing summary of the material terms of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held the Annual Meeting on June 21, 2017. The following is a brief description of each matter voted upon at the Annual Meeting and a statement of the number of votes cast for or against and the number of abstentions and broker non-votes with respect to each matter, as applicable. The matters are described in detail in the Company’s definitive proxy statement, as filed with the Securities and Exchange Commission on Schedule 14A on April 17, 2017.
Proposal No. 1 — The Election of Three Directors to Hold Office Until the 2018 Annual Meeting of Stockholders and Until Their Successors Are Duly Elected and Qualify
All of the director nominees listed below were elected by the Company’s stockholders to hold office until the next annual meeting of stockholders in 2018 and until his respective successor has been duly elected and qualifies or until his earlier resignation or removal as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Glenn J. Rufrano	397,872	—	—	—
Stephen O. Evans	397,872	—	—	—
Howard A. Silver	397,872	—	—	—
Proposal No. 2 — A Proposal to Amend the Charter to Change the Definition of “Average Invested Assets”
The Company’s stockholders of record approved an amendment to the Charter to change the definition of Average Invested Assets as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
387,872	—	10,000	—
Proposal No. 3 — A Proposal to Amend the Charter to Provide for the Conversion of Shares of Class T Common Stock to Class A Common Stock upon the Occurrence of Certain Events
The Company’s stockholders of record approved an amendment to the Charter to provide for the conversion of shares of Class T common stock to Class A common stock upon the occurrence of certain events as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
387,872	—	10,000	—

Proposal No. 4 — The Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2017
The Company’s stockholders of record ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
397,872	—	—	—
No other proposals were submitted to a vote of the Company’s stockholders at the Annual Meeting.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	First Amendment to the Advisory Agreement between Cole Office & Industrial REIT (CCIT III), Inc. and Cole Corporate Income Advisors III, LLC dated June 23, 2017.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 23, 2017	COLE OFFICE & INDUSTRIAL REIT (CCIT III), INC.
	By:	/s/ Nathan D. DeBacker
	Name:	Nathan D. DeBacker
	Title:	Chief Financial Officer and Treasurer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description
10.1	First Amendment to the Advisory Agreement between Cole Office & Industrial REIT (CCIT III), Inc. and Cole Corporate Income Advisors III, LLC dated June 23, 2017.

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